EXHIBIT 10.20

STATE OF NORTH CAROLINA                        FIRST AMENDMENT TO AMENDED AND

COUNTY OF GUILFORD                             RESTATED EXECUTIVE RETIREMENT

                                                BENEFIT EMPLOYMENT AGREEMENT


           THIS FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE RETIREMENT BENEFIT EMPLOYMENT AGREEMENT (this "First Amendment") is entered into as of this 31st day of December, 1998, by and between OAKWOOD HOMES CORPORATION, a North Carolina corporation with its principal executive offices in Greensboro, North Carolina (the "Company"), and J. MICHAEL STIDHAM, residing at 3824 O'Briant Place, Greensboro, North Carolina ("Executive");

                              W I T N E S S E T H:

           WHEREAS, the Company and Executive entered into an Amended and Restated Executive Retirement Benefit Employment Agreement as of December ___, 1993 (the "Retirement Agreement"); and

           WHEREAS, the Company and Executive desire to amend the Retirement Agreement to make certain technical amendment and substitute the Schedules attached hereto for the Schedules attached thereto;

           NOW THEREFORE, the Company and Executive in consideration of the mutual covenants and agreements hereinafter set forth and other valuable considerations, do hereby agree as follows:

           1.  Amendment of Section 1(c).

                     Section 1(c) of the Retirement Agreement is hereby amended by adding the word "annual" immediately preceding the word
"anniversary" contained therein so that such Section now reads as follows:

                               (c) Payment Period means the time beginning on
                     the first day of the calendar month in which Executive or his beneficiary(ies) first receives, or should receive, a benefit payment under this Agreement and ending on the last day of the calendar month immediately preceding the fifteenth (15th) annual anniversary of the receipt of said initial payment.

           2. Substitution of New Schedules. The Retirement Agreement is hereby amended by deleting Schedules A, B, C, D and E attached to the Retirement Agreement in their entirety and substituting therefor Schedules A, B, C, D and E attached hereto.

           3. Ratification; Confirmation. Except as amended hereby, all the terms and conditions of the Retirement Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

           4. Counterparts. This Amendment may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

           IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered as of the day and year first above set forth.

                                             OAKWOOD HOMES CORPORATION


                                             By: /s/ Nicholas J. St. George
                                                 -------------------------------
                                                     Nicholas J. St. George
                                                     Chairman and Chief
                                                     Executive Officer
(CORPORATE SEAL)

ATTEST:

/s/ Myles E. Standish
------------------------------
Secretary
                                              /s/ J. Michael Stidham
                                             -----------------------------(Seal)
                                             J. Michael Stidham

--------------------------------------------------------------------------------
                                                                      SCHEDULE A

                       RETIREMENT BENEFIT PAYMENT SCHEDULE

                               J. MICHAEL STIDHAM
--------------------------------------------------------------------------------

    AGE ON THE LAST DAY OF THE MONTH
       IN WHICH RETIREMENT OCCURS                            MONTHLY BENEFIT
------------------------------------------------- ------------------------------

                   65                                             $26,300.42

                   64                                              23,482.51

                   63                                              20,966.53

                   62                                              18,720.12

                   61                                              16,714.39

                   60                                              14,923.56

------------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
                                                                      SCHEDULE B

                   CHANGE OF CONTROL BENEFIT PAYMENT SCHEDULE

                               J. MICHAEL STIDHAM
--------------------------------------------------------------------------------



      AGE ON DATE OF TERMINATION                      MONTHLY BENEFIT
--------------------------------------------- ----------------------------------

                     54                                        $1,492.36

                     53                                        $2,984.71

                     52                                        $4,477.07

                     51                                        $5,969.42

                     50                                        $7,461.78

              PRIOR TO 50                                     $14,923.56

--------------------------------------------- ----------------------------------

--------------------------------------------------------------------------------
                                                                      SCHEDULE C

                         DEATH BENEFIT PAYMENT SCHEDULE

                               J. MICHAEL STIDHAM
--------------------------------------------------------------------------------
                   DEATH DURING THE YEAR
                   BEGINNING JANUARY 1,                    MONTHLY BENEFIT
--------------------------------------------------------------------------------

                          2015                              $26,300.42

                          2014                               24,811.71

                          2013                               23,407.28

                          2012                               22,082.34

                          2011                               20,832.39

                          2010                               19,653.20

                          2009                               18,540.76

                          2008                               17,491.28

                          2007                               16,501.21

                          2006                               15,567.18

                          2005                               14,686.02

                          2004                               13,854.73

                          2003                               13,070.50

                          2002                               12,330.66

                          2001                               11,632.70

                          2000                               10,974.24

                          1999                               10,353.06

                          1998                                9,767.04

                          1997                                9,214.19

                          1996                                8,692.63

                          1995                                8,200.59

                          1994                                7,736.41

                          1993                                7,298.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      SCHEDULE D

                   TERMINATION WITHOUT CAUSE PAYMENT SCHEDULE

                               J. MICHAEL STIDHAM
--------------------------------------------------------------------------------
              AGE ON DATE OF TERMINATION                      MONTHLY BENEFIT
---------------------------------------------------- ---------------------------

                                 65                          $26,300.42

                                 64                           23,482.51

                                 63                           20,966.53

                                 62                           18,720.12

                                 61                           16,714.39

                                 60                           14,923.56

                                 59                           14,923.56

                                 58                           14,923.56

                                 57                           14,923.56

                                 56                           14,923.56

                                 55                           14,923.56

                                 54                           13,431.20

                                 53                           11,938.85

                                 52                           10,446.49

                                 51                            8,954.14

                                 50                            7,461.78


---------------------------------------------------- ---------------------------

--------------------------------------------------------------------------------
                                                                      SCHEDULE E

                 APPROVED VOLUNTARY TERMINATION PAYMENT SCHEDULE

                               J. MICHAEL STIDHAM
--------------------------------------------------------------------------------


     AGE ON DATE OF TERMINATION                       MONTHLY BENEFIT
------------------------------------------- ------------------------------------

                        59                                  $14,923.56

                        58                                   14,923.56

                        57                                   14,923.56

                        56                                   14,923.56

                        55                                   14,923.56

                        54                                   13,431.20

                        53                                   11,938.85

                        52                                   10,446.49

                        51                                    8,954.14

                        50                                    7,461.78

------------------------------------------- ------------------------------------